192 P-1 04/09

SUPPLEMENT DATED APRIL 15, 2009

TO THE PROSPECTUS DATED SEPTEMBER 1, 2008
OF
FRANKLIN REAL ESTATE SECURITIES FUND

The Prospectus is amended as follows:

Effective March 31, 2009, the portfolio management team, under the "Management" section on page 13 is replaced with the following:

The Fund is managed by a team of dedicated professionals focused on investments in equity securities of companies operating in the real estate industry. The portfolio managers of the Fund are:

JACK FOSTER Senior Vice President of FT Institutional

Mr. Foster has been a portfolio manager of the Fund since February 2008. He joined Franklin Templeton Investments in 1987.

DAVID LEVY Portfolio Manager of FT Institutional

Mr. Levy has been a portfolio manager of the Fund since February 2008. Prior to joining Franklin Templeton Investments in 2007, he spent over 16 years at New York Life Investment Management, where since 1997, he was a portfolio manager for New York Life's REIT portfolios.

The portfolio managers have equal authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which each manager may perform these functions, and the nature of these functions, may change from time to time.

Please keep this supplement for future reference.